UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-23230

AlphaCentric Prime Meridian Income Fund
(Exact name of registrant as specified in charter)

36 North New York Avenue

Huntington, New York 11743
(Address of principal executive offices) (Zip code)

George F. Amrhein, Jr.

36 North New York Ave

Huntington, New York 11743
(Name and address of agent for service)

(631) 629-4237

Registrant’s telephone number, including area code

Date of fiscal year end: September 30

Date of reporting period: September 30, 2020

Item 1. Reports to Stockholders.

AlphaCentric Prime Meridian Income Fund

Annual Report

September 30, 2020

Beginning in February 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you invest through a financial intermediary, you may elect to receive shareholder reports and other communications electronically from the Fund by contacting your financial intermediary (such as a broker-dealer or bank). If you invest directly with the Fund, you will receive shareholder reports electronically beginning in February 2021.

You may elect to receive all future shareholder reports in paper free of charge. You can request to continue receiving paper copies of your shareholder reports by contacting your financial intermediary or, if you invest directly with the Fund, calling 1-888-910-0412 to let the Fund know of your request.

AlphaCentric Prime Meridian Income Fund

Table of Contents

Shareholder Letter	1

Expense Example	3

Portfolio Overview	4

Condensed Schedule of Investments	5

Statement of Assets and Liabilities	7

Statement of Operations	8

Statement of Changes in Net Assets	9

Statement of Cash Flows	10

Financial Highlights	11

Notes to Financial Statements	12

Report of Independent Registered Public Accounting Firm	19

Additional Information	20

September 30, 2020

Dear AlphaCentric Prime Meridian Income Fund (“Fund”) Investor:

FUND OVERVIEW

At the end of September, the Fund held, directly or indirectly through a private investment fund, a portfolio of consumer and real estate bridge loans sourced through marketplace lending platforms, that comprised the majority of its assets, with the remainder held in cash and cash equivalents. All invested assets continue to be sourced from four consumer and real estate focused marketplace lending platforms. Two platforms, LendingClub and MoneyLion, give the Fund exposure to three different types of consumer loans and two real estate focused platforms, Patch of Land and Sharestates, provide access to first lien residential, multi-family and commercial bridge loans across the United States. The Fund’s individual consumer loans had an average weighted FICO score of 689 across both traditional prime and near prime loan holdings (near prime being defined as loans with FICO scores between 620 and 659). The recent average weighted FICO increase during the year reflects a gradual shift to prime loans, where our recent buying has been focused. Additionally, within the consumer asset class, the Fund had exposure to a portfolio of domestic emerging creditor loans originated by an innovative loan originator with digital banking services. Finally, the Fund’s real estate bridge loans are geographically varied and had a weighted average loan to value of less than 65%.

On September 30, the Fund’s portfolio had a Macaulay duration* of just over 11 months and a 31+ day delinquency rate of 6.73%. Loan performance was attributable to better-than-expected consumer finance trends, the uneven economic recovery, and the expiration of some fiscal stimulus mid-year. The real estate bridge loan performance was reflective of the relative complexity of the asset class, which requires more time for loans that need work-outs. While real estate loan delinquency was higher at the end of the period, the full collateralized nature of these loans resulted in less performance impact to the Fund relative to uncollateralized consumer loans.

OUTLOOK

We expect the domestic economy to continue to improve with further benefit for credit holdings generally in the fourth quarter, especially if new economic stimulus is enacted soon after the election. At the same time, volatility is expected to remain elevated, consistent with recent levels and other past periods of economic recovery. Overall, we expect the Fund’s portfolio to continue to perform in this scenario from the high income, short duration characteristics of its holdings. We plan to maintain, and opportunistically add to, existing exposures in both consumer and real estate loans through year-end.

We remain pleased with performance to date and believe the Fund is a quality, value-added holding for a diversified investment portfolio.

Sincerely,

AlphaCentric Prime Meridian Income Fund Team

*	Macaulay duration is the weighted average term to maturity of the cash flows from an asset. The weight of each cash flow is determined by dividing the present value of the cash flow by the price.

This letter represents the opinions of the Fund’s management and are subject to change, are not guaranteed and should not be considered recommendations to buy or sell any security. The information provided is not intended to be, and is not, a forecast of future events, a guarantee of results, or investment advice.

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current Fund prospectus. To obtain a prospectus or other information about the Fund, please visit www.AlphaCentricFunds.com or call 1-888-910-0412. Please read the prospectus carefully before investing.

The Fund’s total return for the fiscal period from December 31, 2019 (commencement of operations) through September 30, 2020, as compared to the Benchmark Indexes, was as follows:

Fiscal period
from
inception** to
9/30/2020
AlphaCentric Prime Meridian Income Fund	6.57%
Bloomberg Barclays U.S. High Yield Corporate Bond Index	0.62%
Bloomberg Barclays U.S. Credit 1-3 Year Index (USD)	3.10%

**	The Fund commenced operations on December 31, 2019.

Net expense ratio: 2.97%; Gross expense ratio: 4.33%. The expense ratios are based on the annual expense ratios as reported in the Fund’s current prospectus, which are based on estimated expenses and may differ from the actual expense ratios presented in the Fund’s financial highlights.

The Advisor has contractually agreed to limit certain fees and expenses until April 30, 2021.

Past performance does not guarantee future results and there is no assurance that the Fund will achieve its investment objective. Investment return and principal value will fluctuate with changing market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month end performance information or the Fund’s prospectus, please call the Fund, tollfree at 1-888-910-0412. You can also obtain a prospectus at www.AlphaCentricFunds.com.

AlphaCentric Prime Meridian Income Fund
EXPENSE EXAMPLE
September 30, 2020 (Unaudited)

As a shareholder of AlphaCentric Prime Meridian Income Fund (the “Fund”), you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, service fees on marketplace loans and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period, April 1, 2020, and held through the period ended September 30, 2020.

Actual Expenses

The “Actual” expenses line in the table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” expenses line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Annualized	Expenses Paid
	Account Value	Account Value	Expense	During the
	4/1/2020	9/30/2020	Ratio(a)	Period(a)
AlphaCentric Prime Meridian Income Fund
Actual	$1,000.00	$1,055.60	2.41%	$12.38
Hypothetical (5% return before expenses)	$1,000.00	$1,012.95	2.41%	$12.13

(a)	Expenses are equal to the Fund’s annualized expense ratio of 2.41%, multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.

AlphaCentric Prime Meridian Income Fund
PORTFOLIO OVERVIEW
September 30, 2020 (Unaudited)

Portfolio Allocation by Year of Scheduled Maturity(a)

(a)	Percentages are based on total net assets of the Fund. Please refer to the Schedule of Investments in this annual report for a detailed analysis of the Fund’s holdings.

(b)	“Other Loan Investments” categories represent the Fund’s holdings in a special purpose vehicle which provides exposure to an underlying pool of consumer loans. The year represents the year in which the lock-up period expires for each respective investment.

Fund Performance Data

The Fund’s performance figures for the periods ended September 30, 2020, as compared to its benchmarks(c):

	Cumulative
		Since Inception
	Six Months	(12/31/2019)
AlphaCentric Prime Meridian Income Fund	5.56%	6.57%
Bloomberg Barclays U.S. High Yield Corporate Bond Index(d)	15.24%	0.62%
Bloomberg Barclays U.S. Credit 1-3 Year Index(d)	3.82%	3.10%

(c)	Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. In the absence of fee waivers and reimbursements, returns for the Fund would be lower. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than the original cost.

(d)	The Bloomberg Barclays US Corporate High Yield Bond Index measures the USD-denominated, high yield, fixed-rate corporate bond market. Bloomberg Barclays U.S. Credit 1-3 Year Index measures the performance of investment grade, US dollar-denominated, fixed-rate, taxable corporate and government-related debt with 1 to 2.9999 years to maturity. It is composed of a corporate and a non-corporate component that includes non-US agencies, sovereigns, supranationals and local authorities. Neither index reflects fees, taxes or expenses. A direct investment in an index is not possible.

AlphaCentric Prime Meridian Income Fund
CONDENSED SCHEDULE OF INVESTMENTS
September 30, 2020

		Original
		Acquisition	Principal
	Platform	Date	Amount	Cost	Fair Value
WHOLE LOANS - 37.4%
Consumer Loans - 37.4% (a)
164816238, 30.99%, 01/13/23	LendingClub	01/30/20	$24,285	$24,285	$24,891
164791937, 29.41%, 01/14/25	LendingClub	01/30/20	24,813	24,813	24,318
164149433, 26.99%, 01/15/25	LendingClub	01/30/20	24,000	24,000	21,961
164233307, 30.99%, 01/13/23	LendingClub	01/30/20	21,239	21,239	20,505
168429535, 17.74%, 03/17/23	LendingClub	09/25/20	24,000	17,520	17,875
164775194, 11.02%, 01/28/25	LendingClub	02/19/20	17,923	17,251	16,813
161741565, 16.95%, 11/15/24	LendingClub	02/19/20	17,719	16,744	16,419
167669367, 17.74%, 03/03/23	LendingClub	07/24/20	17,169	15,108	16,162
161704640, 18.62%, 11/12/24	LendingClub	02/20/20	17,808	16,295	16,116
164973244, 26.99%, 01/17/23	LendingClub	01/30/20	16,616	16,616	15,718
Other Consumer Loans, 18.26%, 11/07/22 - 02/04/25 (b)	LendingClub		917,595	850,776	813,926
Total Whole Loans				1,044,647	1,004,704

BRIDGE LOANS - 38.1%
Real Estate Loans - 38.1% (a)(c)
19048, 9.25%, 03/31/21	Sharestates	09/28/20	30,000	30,000	30,219
184334317, 12.00%, 01/01/21	Patch of Land	05/07/20	30,000	30,000	29,953
17462, 10.50%, 02/28/21	Sharestates	01/16/20	30,000	30,000	29,886
184334008, 7.50%, 03/01/21	Patch of Land	02/24/20	30,000	30,000	29,827
184334020, 8.00%, 03/01/21	Patch of Land	02/27/20	30,000	30,000	29,810
18070, 8.75%, 10/31/20	Sharestates	02/24/20	30,000	30,000	29,732
17463, 9.00%, 02/28/21	Sharestates	01/16/20	28,000	28,000	27,791
18046, 10.00%, 10/31/20	Sharestates	02/21/20	30,000	30,000	27,032
184334690, 10.50%, 12/01/20	Patch of Land	07/15/20	25,000	25,000	25,062
18773, 9.00%, 11/30/20	Sharestates	07/01/20	25,000	25,000	24,885
17924, 7.70%, 02/28/21	Sharestates	02/11/20	25,000	25,000	24,844
18705, 9.00%, 10/31/20	Sharestates	06/08/20	25,000	25,000	24,842
184333923, 8.50%, 01/01/21	Patch of Land	02/11/20	25,000	25,000	24,825
17920, 8.00%, 12/31/20	Sharestates	02/11/20	25,000	25,000	24,819
184333925, 9.00%, 02/01/21	Patch of Land	02/11/20	25,000	25,000	24,810
184333928, 9.00%, 03/01/21	Patch of Land	02/11/20	25,000	25,000	24,810
184333924, 9.20%, 02/01/21	Patch of Land	02/11/20	25,000	25,000	24,805
17923, 8.50%, 12/31/20	Sharestates	02/11/20	25,000	25,000	24,804
184333760, 9.00%, 02/01/21	Patch of Land	01/27/20	25,000	25,000	24,801
184333602, 9.00%, 01/01/21	Patch of Land	01/16/20	25,000	25,000	24,799
184333436, 9.00%, 01/01/21	Patch of Land	01/02/20	25,000	25,000	24,796
17921, 9.00%, 01/31/21	Sharestates	02/11/20	25,000	25,000	24,795
17922, 9.00%, 12/31/20	Sharestates	02/11/20	25,000	25,000	24,787
17405, 8.75%, 12/31/20	Sharestates	01/02/20	25,000	25,000	24,784
17406, 11.00%, 03/31/21	Sharestates	01/02/20	25,000	25,000	24,765
17408, 10.00%, 10/31/20	Sharestates	01/02/20	25,000	25,000	24,726
18833, 8.75%, 08/31/21	Sharestates	07/17/20	25,000	25,000	24,593
17409, 10.00%, 12/28/21	Sharestates	01/02/20	25,000	25,000	24,573
184333968, 9.20%, 02/01/21	Patch of Land	02/14/20	25,000	25,000	24,369
184333926, 9.20%, 02/01/21	Patch of Land	02/11/20	25,000	25,000	24,368
184333601, 9.00%, 02/01/21	Patch of Land	01/16/20	24,268	24,268	24,073
17539, 9.50%, 05/31/21	Sharestates	01/27/20	24,000	24,000	23,847
17407, 10.00%, 02/28/21	Sharestates	01/02/20	21,902	21,902	21,709
184333907, 8.75%, 02/01/21	Patch of Land	02/10/20	20,000	20,000	19,854
17391, 10.00%, 02/28/21	Sharestates	01/02/20	20,000	20,000	19,828

The accompanying notes are an integral part of these financial statements.

AlphaCentric Prime Meridian Income Fund
CONDENSED SCHEDULE OF INVESTMENTS (continued)
September 30, 2020

		Original
		Acquisition	Principal
	Platform	Date	Amount	Cost	Fair Value
18161, 8.00%, 02/28/21	Sharestates	02/27/20	19,000	19,000	18,882
17392, 10.00%, 03/31/21	Sharestates	01/02/20	19,000	19,000	18,843
184334730, 9.50%, 09/01/21	Patch of Land	08/06/20	18,612	18,612	18,686
Other Real Estate Loans, 10.09%, 12/01/20 - 10/01/21 (b)	Patch of Land		79,193	79,193	78,880
Total Bridge Loans				1,033,975	1,023,514

OTHER LOAN INVESTMENTS - 11.4%
Private Investment Funds - 11.4%
Invest in America Credit Fund 1, LLC,
Series PM Class B Member, 10.50% (a)(d)(e)	MoneyLion	09/30/20	50,000	50,000	50,000
Invest in America Credit Fund 1, LLC,
Series PM Class B Member, 11.50% (a)(d)(f)	MoneyLion	02/14/20	250,000	250,000	255,000
Total Other Loan Investments				300,000	305,000

Total Investments - 86.9%				2,378,622	2,333,218

Other Assets in Excess of Liabilities - 13.1%					351,042

TOTAL NET ASSETS - 100.0%					$2,684,260

The Condensed Schedule of Investments provides information regarding the 50 largest investments and summarized information regarding other investments at September 30, 2020. For individual investments disclosed, the description includes the unique loan identification number.

(a)	Fair valued by a third party pricing service using unobservable inputs and subject to review by AlphaCentric Advisors LLC (the “Advisor”) pursuant to policies approved by the Board of Trustees of the Fund.

(b)	Rate presented is a weighted average interest rate for loans in this category.

(c)	Short-term loans backed by single-family, multi-family and commercial properties.

(d)	Underlying holdings are comprised of consumer loans.

(e)	The investment has a one-year lock-up period expiring on October 1, 2021, after which the Fund may redeem its investment by submitting a redemption request in accordance with Invest in America Credit Fund 1, LLC’s redemption request procedures.

(f)	The investment has a 2-year lock-up period expiring on February 14, 2022, after which the Fund may redeem its investment by submitting a redemption request in accordance with Invest in America Credit Fund 1, LLC’s redemption request procedures.

Past-Due Loans Table
	Principal Amount	Fair Value
WHOLE LOANS - 0.17%
Consumer Loans - 0.17% (g)
LendingClub	$48,117	$4,558
Total Whole Loans	$48,117	$4,558

BRIDGE LOANS - 2.84%
Real Estate Loans - 2.84% (g)
Sharestates	$80,000	$76,198
Total Bridge Loans	$80,000	$76,198

(g)	Calculated as a percentage of net assets.

The accompanying notes are an integral part of these financial statements.

AlphaCentric Prime Meridian Income Fund
STATEMENT OF ASSETS AND LIABILITIES
September 30, 2020

ASSETS:
Investments at fair value (cost $2,378,622)	$2,333,218
Cash and cash equivalents	370,382
Deferred offering costs	9,942
Receivable from platforms	32,976
Interest receivable	29,569
Receivable from Advisor	90,697
Prepaid expenses and other assets	7,925
Total assets	2,874,709

LIABILITIES:
Due to affiliates	9,942
Accrued fund administration and accounting fees	16,687
Accrued professional fees	141,508
Other accrued expenses	22,312
Total liabilities	190,449

Net Assets	$2,684,260

NET ASSETS CONSIST OF:
Paid in capital	$2,706,659
Total accumulated losses	(22,399)
Net Assets	$2,684,260

NET ASSET VALUE PER SHARE:
270,478 shares issued and outstanding, no par value, 25,000,000 authorized shares	$9.92

The accompanying notes are an integral part of these financial statements.

AlphaCentric Prime Meridian Income Fund
STATEMENT OF OPERATIONS

For the Period
December 31, 2019(1)
through
September 30, 2020
INVESTMENT INCOME:
Interest income	$218,194
Total investment income	218,194

EXPENSES:
Investment advisory fees	22,031
Professional fees	204,789
Organization costs	4,450
Fund administration and accounting fees	75,085
Transfer agent fees	41,455
Offering costs	29,606
Custody fees	27,052
Directors’ fees and related expenses	25,500
Reports to shareholders	13,848
Loan servicing fees	6,702
Federal and state registration fees	1,163
Other expenses	23,578
Total expenses before reimbursement	475,259
Reimbursement of expenses by Advisor	(439,916)
Net expenses	35,343

Net Investment Income	182,851

NET UNREALIZED LOSS ON INVESTMENTS
Net change in unrealized depreciation on investments	(45,404)

Net Increase in Net Assets Resulting from Operations	$137,447

(1)	Commencement of operations.

The accompanying notes are an integral part of these financial statements.

AlphaCentric Prime Meridian Income Fund
STATEMENTS OF CHANGES IN NET ASSETS

For the Period
December 31, 2019(1)
through
September 30, 2020
OPERATIONS:
Net investment income	$182,851
Change in net unrealized depreciation on investments	(45,404)
Net increase in net assets resulting from operations	137,447

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions resulting from operations	(160,166)
Net decrease in net assets resulting from distributions paid	(160,166)

CAPITAL SHARE TRANSACTIONS:
Shares sold	2,520,716
Reinvestment of distributions	86,263
Net increase in net assets resulting from capital share transactions	2,606,979

Total Increase in Net Assets	2,584,260

NET ASSETS:
Beginning of Period	100,000
End of Period	$2,684,260

TRANSACTIONS IN SHARES:
Shares sold	261,729
Reinvestment of distributions	8,749
Net increase in shares outstanding	270,478

(1)	Commencement of operations.

The accompanying notes are an integral part of these financial statements.

AlphaCentric Prime Meridian Income Fund
STATEMENT OF CASH FLOWS

For the Period
December 31, 2019(1)
through
September 30, 2020
CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase in net assets resulting from operations	$137,447
Adjustments to reconcile the change in net assets resulting from operations to net cash provided by (used in) operating activities:
Purchases of long-term investments	(2,910,238)
Proceeds from principal paydowns	542,511
Net accretion of discounts	(10,895)
Amortization of deferred offering costs	29,606
Net change in unrealized depreciation on investments	45,404
Changes in operating assets and liabilities:
Receivable from platforms	(32,976)
Interest receivable	(29,569)
Receivable from Advisor	(90,697)
Prepaid expenses and other assets	(7,925)
Due to affiliates	(29,606)
Accrued fund administration and accounting fees	16,687
Accrued professional fees	141,508
Other accrued expenses	22,312
Net cash used in operating activities	(2,176,431)

CASH FLOWS FROM FINANCING ACTIVITIES:
Subscriptions	2,520,716
Distributions, net of reinvestments	(73,903)
Net cash provided by financing activities	2,446,813

NET CHANGE IN CASH AND CASH EQUIVALENTS	270,382
Cash and cash equivalents at beginning of period	100,000
Cash and cash equivalents at end of period	$370,382

(1)	Commencement of operations.

The accompanying notes are an integral part of these financial statements.

AlphaCentric Prime Meridian Income Fund
FINANCIAL HIGHLIGHTS

	Period Ended
	September 30, 2020(1)
Net Asset Value, Beginning of Period	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.93	(2)
Net change in unrealized depreciation on investments	(0.29)
Total Income from Investment Operations	0.64

LESS DISTRIBUTIONS:
From net investment income	(0.72)
Total Distributions	(0.72)

Net Asset Value, End of Period	$9.92

Total Return(3)	6.57	% (4)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$2,684
Ratio of expenses to average net assets
Before waivers and reimbursements	32.36	% (5)
Net of waivers and reimbursements(6)	2.41	% (5)
Ratio of net investment income (loss) to average net assets
Before waivers and reimbursements	(17.50	%) (5)
Net of waivers and reimbursements	12.45	% (5)
Portfolio turnover rate	27	% (4)

(1)	Commenced operations on December 31, 2019.

(2)	Per share net investment income has been calculated using the daily average share method.

(3)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period and repurchase on the last day of the period at net asset value.

(4)	Not annualized.

(5)	Annualized.

(6)	Includes loan servicing fees of 0.46% that are not subject to the Expense Limitation Agreement. See Note 4.

The accompanying notes are an integral part of these financial statements.

AlphaCentric Prime Meridian Income Fund
NOTES TO FINANCIAL STATEMENTS
For the period from December 31, 2019 to September 30, 2020

1.	Organization

AlphaCentric Prime Meridian Income Fund (the “Fund”) was organized under the laws of the State of Delaware as a statutory trust on May 16, 2016. The Fund commenced operations on December 31, 2019, and operates pursuant to an Agreement and Declaration of Trust (the “Declaration of Trust”). The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end, non-diversified management investment company. The Fund has no fixed termination date and will continue unless the Fund is otherwise terminated under the terms of the Declaration of Trust or unless and until required by law.

The Fund is operated as an interval fund in accordance with rule 23c-3 under the 1940 Act, pursuant to which the Fund, subject to applicable law, conducts quarterly repurchase offers of the Fund’s outstanding shares at net asset value (“NAV”) subject to approval by the Fund’s Board of Trustees (“Board”). In all cases, such repurchase offers will be for at least 5% and not more than 25% of the Fund’s outstanding shares. It is also possible that a repurchase offer may be oversubscribed, with the result that shareholders may only be able to have a portion of their shares repurchased. If the repurchase offer is oversubscribed, the Fund may, in its sole discretion, repurchase an additional number of shares not to exceed 2% of the shares outstanding on the repurchase request deadline.

The Fund’s investment objective is to seek current income. The Fund seeks to achieve its investment objective by investing, directly or indirectly, in loans to consumers, small- and mid-sized companies, loans backed by real estate, and other borrowers originated through online platforms that provide a marketplace for lending (“Marketplace Loans”). The Fund currently anticipates that its Marketplace Loan investments will originate predominantly from lending platforms based in the United States, a substantial portion of which will be through purchases of whole loans. The Fund may also invest in receivables or merchant cash advances that are originated from lending platforms (“Marketplace Receivables”).

AlphaCentric Advisors LLC (the “Advisor”), a Delaware limited liability company, serves as the Fund’s investment advisor. The Advisor oversees the day-to-day investment decisions for the Fund and continuously reviews, supervises and administers the Fund’s investment program. Prime Meridian Capital Management, LLC, a Nevada limited liability company, serves as sub-advisor (the “Sub-Advisor”) to the Fund. Under the general oversight by the Fund’s Board and supervision by the Advisor, the Sub-Advisor is responsible for the day-to-day management of the Fund’s investment portfolio. Both the Advisor and Sub-Advisor are registered as investment advisors under the Investment Advisers Act of 1940, as amended.

The Board is responsible for overseeing the management and operations of the Fund on behalf of the Fund’s shareholders. The Board is composed of three independent trustees. Among other things, the Board adopts the investment and other policies of the Fund, appoints officers to manage the Fund’s day-to-day operations, selects the Fund’s investment advisors and other service providers and approves their fees, provides ongoing oversight of the performance of the Fund and its service providers, and oversees conflicts of interest as well as the Fund’s compliance program.

2.	Significant Accounting Policies

The following significant accounting policies are in conformity with accounting principles generally accepted in the United States (“U.S. GAAP”). Such policies are consistently followed by the Fund in preparation of its financial statements. Management has determined that the Fund is an investment company in accordance with the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services – Investment Companies,” for the purpose of financial reporting. The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates. The Fund’s financial statements are stated in U.S. dollars.

a) Use of Estimates

The preparation of the financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at

AlphaCentric Prime Meridian Income Fund
NOTES TO FINANCIAL STATEMENTS (continued)
For the period from December 31, 2019 to September 30, 2020

the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

b) Cash and Cash Equivalents

Cash and cash equivalents consist of cash held on deposit and short-term highly liquid investments that are readily convertible to known amounts of cash and have maturities of three months or less. Cash equivalents are recorded at fair value and considered Level 1 securities in the fair value hierarchy. As of September 30, 2020, cash equivalents consisted of $ 370,382 held in the U.S. Bank Money Market Deposit Account (“MMDA”) . The MMDA bears interest at a variable rate that is determined based on market conditions and may change daily and by any amount. At September 30, 2020, the interest rate for the MMDA was 0.04%.

c) Receivable from Platforms

Receivable from platforms represents cash held in collection accounts at lending platforms.

d) Distribution of Income and Gains

The Fund declares and makes distributions of investment company taxable income after payment of the Fund’s operating expenses at least quarterly and net capital gains annually. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes. Distributions are recorded on the ex-dividend date.

The tax character of distribution paid may differ from the character of distributions shown in the Statement of Changes in Net Assets due to short-term realized capital gains being treated as ordinary income for tax purposes.

e) Income Recognition and Expenses

The Fund recognizes income and records expenses on an accrual basis. Interest income is net of amortization/accretion of any premiums/discounts, if any, from loan purchases. The changes in fair value of the Marketplace Loans are included in net change in unrealized appreciation/depreciation on investments in the Statement of Operations. Realized gain (loss) from investments in Marketplace Loans is calculated using specific identification.

f) Investment Transactions

Investment transactions are recorded on the trade date.

3.	Portfolio Valuation and Fair Value Measurements

The Board has adopted Valuation Procedures pursuant to which the Fund values its investments (the “Valuation Procedures”) to ensure investments are valued in a manner consistent with U.S. GAAP as required by the 1940 Act. The Board has delegated to the Fund’s Valuation Committee (the “Valuation Committee”) the responsibility for implementing the Valuation Procedures.

The vast majority of the Fund’s holdings are loans sourced through Marketplace Loans for which market quotations are not readily available. As of September 30, 2020, the Fund’s loan holdings were comprised of consumer and real estate loans. The Fund has engaged a third party pricing service (“Valuation Service Provider”) to provide the fair value of the Fund’s Marketplace Loan holdings. The Valuation Service Provider’s proprietary pricing procedures utilize, among other inputs, a discounted cash flow approach that utilizes historical data received from the clients/platforms, as well as proprietary loan level models and roll rates and simulation-based FICO migration matrix and logistic regression models based on historical data of similar investments in loan/borrower (or receivable/account debtor) characteristics, which estimate forecasted contractual cash flows for each loan or receivable for its remaining life, and which incorporate adjustments for risk factors (such as default and prepayment, as applicable). The Valuation Service Provider has also been engaged by the Fund to provide the fair value of the Fund’s investments in Private Investment Funds, which are facility-style investments with underlying loan collateral. For the valuation of facility-style investments, the Valuation Service

AlphaCentric Prime Meridian Income Fund
NOTES TO FINANCIAL STATEMENTS (continued)
For the period from December 31, 2019 to September 30, 2020

Provider also utilizes a discounted cash flow approach that utilizes collateral values to forecast losses at the facility-level based on whether the collateral values are expected to sufficiently cover the facility’s interest and principal payments. Management monitors the change in collateralization level of the facility since the origination date and the performance of the facility relative to initial expectations, as well as the change in rates of return required by investors in comparable debt instruments since the origination date. The forecasted cashflows as of the valuation date are discounted at a new risk-adjusted rate. The Advisor and Sub-Advisor monitor the application of the valuation methodology and consult with the Valuation Service Provider to ensure proper valuation of the Fund’s holdings. The NAV of shares of the Fund is determined daily. The Fund has adopted a valuation policy which states that the unit of account is at the individual loan level and fair valuation will be performed using inputs which incorporate borrower-level data that is updated as often as the NAV is calculated to reflect new information regarding the borrower and loan.

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s investments and are summarized in the following fair value hierarchy:

Level 1 Inputs — Quoted prices in active markets for identical securities that the Fund has the ability to access

Level 2 Inputs — Inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly including inputs in markets that are not considered to be active or in active markets for similar assets or liabilities, observable inputs other than quoted prices and inputs that are not directly observable but are corroborated by observable market data

Level 3 Inputs — Significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments)

Transfers between levels are recognized at the end of the reporting period. There were no transfers between levels during the reporting period. The following is a summary of inputs used to value the Fund’s securities as of September 30, 2020:

Investments at Value	Level 1	Level 2	Level 3	Total
Whole Loans
Consumer Loans	$—	$—	$1,004,704	$1,004,704
Bridge Loans
Real Estate Loans	—	—	1,023,514	1,023,514
Other Loan Investments
Private Investment Funds	—	—	305,000	305,000
Total	$—	$—	$2,333,218	$2,333,218

The following is a reconciliation of Level 3 investments for the period from December 31, 2019 (commencement of operations) to September 30, 2020:

	Consumer	Real Estate	Private
	Loans	Loans	Investment Funds
Beginning Balance – December 31, 2019 (a)	$—	$—	$—
Acquisitions	1,305,286	1,304,952	300,000
Paydowns	(271,534)	(270,977)	—
Change in unrealized appreciation/depreciation	(39,943)	(10,461)	5,000
Accretion of discounts	10,895	—	—
Ending Balance – September 30, 2020	$1,004,704	$1,023,514	$305,000
Change in unrealized appreciation/deprecation on investments still held at September 30, 2020	$(39,943)	$(10,461)	$5,000

(a)	Commencement of operations

AlphaCentric Prime Meridian Income Fund
NOTES TO FINANCIAL STATEMENTS (continued)
For the period from December 31, 2019 to September 30, 2020

The following is a summary of quantitative information about the significant unobservable valuation inputs for Level 3 investments held as of September 30, 2020:

	Fair Value as of
	September 30,	Valuation			Weighted
Type of Investment	2020	Techniques	Unobservable Inputs	Range	Average
Consumer Loans	$1,004,704	Discounted Cash Flow	Loss-Adjusted Discount Rate; Projected Loss Rate	2.44%-34.37% 2.93%-52.17%	11.01% 19.46%
Real Estate Loans	1,023,514	Discounted Cash Flow	Loss-Adjusted Discount Rate; Projected Loss Rate	7.18%-8.77% 0.39%-0.66%	7.94% 0.53%
Private Investment Funds	305,000	Discounted Cash Flow	Loss-Adjusted Discount Rate;	6.25%-6.25%	6.25%
Total	$2,333,218

The Fund will generally charge off and stop accruing interest on a loan if (i) the platform charges off the loan, or (ii) the Advisor has determined that the loan does not have a recoverable value. Charge offs of outstanding principal balances are included in net realized gain (loss) from investments in the Statement of Operations. During the period from December 31, 2019 to September 30, 2020, the Fund did not charge off any of the outstanding principal on the loans.

The Fund’s policy is to place loans on non-accrual status when there is reasonable doubt that interest income will be collected. As of September 30, 2020, there were no loans placed on non-accrual status.

4.	Management Fee, Related Party Transactions and Other

The Fund entered into a management agreement (the “Management Agreement”) with the Advisor. Under the terms of the Management Agreement, the Fund compensates the Advisor for its services at the annual rate of 1.50% of the Fund’s average daily net assets, payable on a monthly basis in arrears. The Sub-Advisor is paid by the Advisor, not the Fund. For the period ended September 30, 2020, the Fund incurred management fees of $22,031.

The Fund entered into an expense limitation agreement (the “Expense Limitation Agreement”) with the Advisor on October 17, 2019. Pursuant to the Expense Limitation Agreement, the Advisor has agreed to waive its fees and/or pay Fund expenses to the extent necessary to limit the annual Fund operating expenses (which includes the Fund’s organizational and offering expenses (other than related legal fees which are paid by the Advisor) and ordinary operating expenses such as advisory fees, but excluding acquired fund fees and expenses, distribution fees, loan servicing fees, brokerage commissions and trading costs, interest (including borrowing costs and overdraft charges), taxes, short sale dividends and interest expenses, as well as non-routine or extraordinary expenses, such as regulatory inquiry and litigation expenses or Fund organization costs), to the extent that such Fund annual operating expenses exceed 1.95% of the Fund’s average daily net assets. The Expense Limitation Agreement will remain in effect until at least April 30, 2021, unless and until the Board approves its modification or termination. After the initial term, the Expense Limitation Agreement may by renewed at the Advisor’s and Board’s discretion. During the initial or any renewal term, the agreement may be terminated only with the approval of the Board. In consideration of the Advisor’s agreement to limit the annual Fund operating expenses, the Expense Limitation Agreement also provides that the Advisor may recoup from the Fund: (1) any fees waived and/or expenses paid pursuant to the agreement for a period of up to three years from the date of the waiver and/or expense payment, and (2) any organizational and offering expenses of the Fund (excluding legal fees incurred in connection with the organization and initial offering of the Fund) paid by the Advisor prior to the commencement of operations of the Fund for a period of up to three years from the day the Fund commenced operations, provided such recoupment does not cause the annual Fund operating expenses to exceed the expense limit in effect when the fees were waived or expenses paid, or the expense limit in effect at the time of the recoupment.

Through commencement of the Fund’s operations on December 31, 2019, the Advisor incurred organizational and offering costs on behalf of the Fund of $72,843 and $39,548, respectively. The Advisor has agreed to permanently waive the right to recoup $50,850 of the organizational costs incurred, and the remainder of the organizational and offering costs are subject to the recoupment provisions of the Expense Limitation Agreement. Organizational expenses will be recorded as they are incurred and offering costs will be amortized over the twelve months from the later of the commencement of the Fund’s operations or when incurred. For the fiscal period December 31, 2019 through September 30, 2020,

AlphaCentric Prime Meridian Income Fund
NOTES TO FINANCIAL STATEMENTS (continued)
For the period from December 31, 2019 to September 30, 2020

organizational and operating expenses of $4,450 and $4 35,466, respectively, were waived or reimbursed by the Advisor and are subject to recoupment. The recoupment period for the organizational expenses incurred through December 31, 2019 expires on December 31, 2022. The recoupment period for the organizational and operating expenses incurred for the fiscal period December 31, 2019 through September 30, 2020 expires on September 30, 2023. As of September 30, 2020, the Advisor has determined that the likelihood of recoupment of fees is not probable.

U.S. Bancorp Fund Services, LLC serves as Administrator, Accounting Agent, and Transfer Agent. Millennium Trust Company, LLC and U.S. Bank, N.A. will serve as custodians for the securities and cash, respectively, of the Fund’s portfolio.

Foreside Fund Services, LLC (the “Distributor”) serves as the Fund’s principal underwriter, within the meaning of the 1940 Act, and acts as the distributor of the Fund’s shares on a best efforts basis, subject to various conditions. The Fund’s shares are offered for sale through the Distributor at NAV. The Distributor also may enter into selected dealer agreements with other broker dealers for the sale and distribution of the Fund’s shares. In reliance on Rule 415 under the Securities Act of 1933, the Fund intends to offer to sell its shares, on a continual basis, through the Distributor.

The beneficial ownership, either directly or indirectly, of more than 25% of the Fund’s voting securities creates a presumption of control. As of September 30, 2020, the Fund had an individual shareholder account that owned more than 25% of the total shares outstanding of the Fund. Shareholders with a controlling interest could affect the outcome of proxy voting or direction of management of the Fund. In addition, a large repurchase of shares held by a controlling shareholder could, under certain circumstances, significantly reduce the asset size of the Fund, which may adversely affect the Fund’s investment flexibility and expense ratio.

5.	Federal Income Taxes

The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as a regulated investment company and to make the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all or substantially all federal income taxes. Therefore, no federal income tax provision has been provided.

The Fund has adopted financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense on the Statements of Operations. During the period, the Fund did not incur any interest or penalties. The Fund has reviewed all open tax years and concluded that there is no effect to the Fund’s financial position or results of operations and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on a tax return. The Fund has no examinations in progress.

As September 30, 2020, the components of accumulated earnings and cost of investments on a tax basis were as follows:

Tax cost of investments	$2,360,611
Gross unrealized appreciation	$23,011
Gross unrealized depreciation	(50,404)
Net unrealized appreciation/depreciation	(27,393)
Undistributed ordinary income	4,994
Undistributed long-term capital gain	—
Total distributable earnings	$4,994

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily attributable to the investments in private investment funds.

The character of distributions made during the period from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain were recorded by a Fund.

AlphaCentric Prime Meridian Income Fund
NOTES TO FINANCIAL STATEMENTS (continued)
For the period from December 31, 2019 to September 30, 2020

The tax character of the distribution paid during the period ended September 30, 2020, was as follows:

September 30, 2020
Distributions paid from:
Ordinary income	$160,166
Total	$160,166

Net investment income and realized gains and losses for federal income tax purposes may differ from that reported on the financial statements because of permanent book-to-tax differences. GAAP requires that permanent differences in distributable earnings due to differences between financial reporting and tax reporting be reclassified to or from paid in capital. These reclassifications have no effect on net assets value per share. For the period ended September 30, 2020, the following table shows the reclassifications made among tax components:

Paid in capital	$(320)
Total distributable earnings	$320

These differences primarily relate to recharacterization of non-recoupable organizational costs in the Fund.

6.	Investment Transactions

Investment transactions for the period ended September 30, 2020, excluding U.S. Government Obligations and short-term investments, were as follows:

Purchases of Long-Term Investments	$2,910,238
Proceeds from Principal Paydowns	$542,511

7.	Distribution and Shareholder Services Plans

The Fund has adopted a distribution plan (the “Distribution Plan”). The Fund is authorized under the Distribution Plan to pay to the Distributor a distribution fee for certain activities relating to the distribution of shares to investors. These activities include marketing and other activities to support the distribution of shares. The Distribution Plan operates in a manner consistent with Rule 12b-1 under the 1940 Act, which regulates the manner in which an open-end investment company may directly or indirectly bear the expenses of distributing its shares. Although the Fund is not an open-end investment company, it undertakes to comply with the terms of Rule 12b-1. Under the Distribution Plan, the Fund would pay the Distributor a distribution fee at an annual rate of up to 0.75% of average daily net assets. As of September 30, 2020, the Fund has not implemented the Distribution Plan or imposed any distribution fees.

The Fund has adopted a “Shareholder Services Plan” under which the Fund may compensate financial industry professionals for providing ongoing services to shareholders. Such services may include electronic processing of client orders, electronic fund transfers between clients and the Fund, account reconciliations with the Fund’s transfer agent, facilitation of electronic delivery to clients of Fund documentation, monitoring client accounts for back-up withholding and any other special tax reporting obligations, maintenance of books and records with respect to the foregoing, and such other information and liaison services as the Fund, the Advisor, or Sub-Advisor may reasonably request. Under the Shareholder Services Plan, the Fund is expected to incur expenses on an annual basis up to 0.25% of its average daily net assets. As of September 30, 2020, the Fund has not implemented the Shareholder Services Plan or imposed any shareholder servicing fees.

8.	Risk Considerations

a) Marketplace Loan Risk

Marketplace Loans are generally not rated and constitute a highly risky and speculative investment. There can be no assurance that payments due on underlying Marketplace Loans will be made.

AlphaCentric Prime Meridian Income Fund
NOTES TO FINANCIAL STATEMENTS (continued)
For the period from December 31, 2019 to September 30, 2020

b) Default Risk

The ability of the Fund to generate income through its investment in Marketplace Loans is dependent upon payments being made by the borrower underlying such Marketplace Loans. If a borrower is unable to make its payments on a Marketplace Loan, the Fund may be greatly limited in its ability to recover any outstanding principal and interest under such loan.

c) Prepayment Risk

In the event of a prepayment of all or a portion of the remaining unpaid principal amount of a loan to which the Fund has investment exposure, the Fund will receive such prepayment but further interest will cease to accrue on the prepaid portion of the loan after the date of the prepayment.

d) Private Investment Risk

The Fund, as a holder of securities issued by private investment funds, will bear its pro rata portion of the private funds’ expenses. These indirect costs may include management fees and performance fees paid to the private investment fund’s advisor or its affiliates. These expenses are in addition to the direct expenses of the Fund’s own operations, thereby increasing costs and/or potentially reducing returns to shareholders.

e) Platform Concentration Risk

A substantial portion of the Fund’s Marketplace Loan investments have originated from a limited number of platforms. A concentration in select platforms may subject the Fund to increased dependency and risks associated with those platforms than it would otherwise be subject to if it were more broadly diversified across a greater number of platforms.

f) Service Risk

The Fund expects that all of its direct and indirect investments in loans originated by marketplace lending platforms will be serviced by a platform or a third-party servicer. However, the Fund’s investments could be adversely impacted if a platform that services the Fund’s investments becomes unable or unwilling to fulfill its obligations to do so. In the event that the servicer is unable to service the loans, there can be no guarantee that a backup servicer will be able to assume responsibility for servicing the loans in a timely or cost-effective manner; any resulting disruption or delay could jeopardize payments due to the Fund in respect of its investments or increase the costs associated with the Fund’s investments.

g) Impact of COVID-19

The recent global outbreak of COVID-19 has disrupted economic markets and the prolonged economic impact is uncertain. The operational and financial performance of the Funds’ investments depends on future developments, including the duration and spread of the outbreak, and such uncertainty may in turn impact the value of each of the Fund’s investments.

9.	Commitments and Contingencies

Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that has not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

AlphaCentric Prime Meridian Income Fund
For the period from December 31, 2019 to September 30, 2020

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of AlphaCentric Prime Meridian Income Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of AlphaCentric Prime Meridian Income Fund (the “Fund”), including the condensed schedule of investments, as of September 30, 2020, the related statements of operations, changes in net assets, and cash flows for the period from December 31, 2019 (commencement of operations) to September 30, 2020, the financial highlights for the period from December 31, 2019 (commencement of operations) to September 30, 2020, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2020, and the results of its operations, its cash flows, and the changes in its net assets for the period from December 31, 2019 (commencement of operations) to September 30, 2020, and the financial highlights for the period from December 31, 2019 (commencement of operations) to September 30, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of investments owned as of September 30, 2020, by correspondence with the custodian and the servicers; when replies were not received, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

San Francisco, CA

November 27, 2020

We have served as the auditor of the Fund since 2019.

AlphaCentric Prime Meridian Income Fund
ADDITIONAL INFORMATION (Unaudited)

Directors and Officers as of September 30, 2020

The business and affairs of the Fund are manager under the direction of the Fund’s Board of Trustees. Information pertaining to the trustees and officers of the Fund is set forth below. The SAI includes additional information about the Fund’s trustees and officers and is available without charge, upon request by calling 1-888-910-0412.

Independent Trustees

Name, Address and Year of Birth	Position with the Fund	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships Held by Trustee
Tobias Caldwell c/o AlphaCentric Prime Meridian Income Fund 36 North New York Avenue Huntington, NY 11743 Year of Birth: 1967	Chairman of the Board and Trustee	Since July 2018	Manager of Genovese Family Enterprise LLC & affiliates, a real estate/investment firm, since 1999. Managing Member of Bear Properties LLC, a real estate firm, since 2006. Managing Member of PTL Real Estate LLC (2000 – 2019).	52	Chairman of the Board of Trustees, Mutual Fund and Variable Insurance Trust (January 2016 – present); Chairman of the Board of Trustees, Strategy Shares (January 2016 – present); Lead independent trustee and Chairman of the Audit Committee, Mutual Fund Series Trust (2006 –present), Independent Trustee and Chair of Audit Committee, Variable Insurance Trust (2010 – present); Trustee, M3Sixty Funds Trust (2016 – present).
Stephen P. Lachenauer c/o AlphaCentric Prime Meridian Income Fund 36 North New York Avenue Huntington, NY 11743 Year of Birth: 1967	Trustee	Since July 2018	Attorney, private practice (2006 – present).	18	Chair of the Audit Committee, Chair of the Risk and Compliance Committee and Trustee, Mutual Fund and Variable Insurance Trust (January 2016 – present); Chair of the Audit Committee, Chair of the Risk and Compliance Committee and Trustee, Strategy Shares (January 2016 – present); Chairman of the Board, TCG Financial Series Trusts I-X (2015 – present).
Donald McIntosh c/o AlphaCentric Prime Meridian Income Fund 36 North New York Avenue Huntington, NY 11743 Year of Birth: 1967	Trustee	Since July 2018	Business Control & Risk Management Advisor, Santander Bank (February 2019 – present); Quality Control Advisor, Santander Bank (July 2016 – January 2019); Credit risk review analyst, Santander Holdings USA (May 2015 – 2016); Governance analyst, Santander Bank (2011 – April 2015).	18	Trustee, Mutual Fund and Variable Insurance Trust (January 2016 – present); Trustee, Strategy Shares (January 2016 – present); Trustee, TCG Financial Series Trusts I-X (2015 – present).

*	The term of office of each Trustee is indefinite.

**	The “Fund Complex” includes the Fund, Mutual Fund and Variable Insurance Trust, Strategy Shares, Mutual Fund Series Trust, Variable Insurance Trust, and the TCG Financial Series Trusts I-X, each a registered investment company.

AlphaCentric Prime Meridian Income Fund
ADDITIONAL INFORMATION (continued) (Unaudited)

Officers

Name, Address and Year of Birth	Position(s) Held with Registrant	Term of and Length Served***	Principal Occupation(s) During Past 5 Years
George Amrhein c/o AlphaCentric Prime Meridian Income Fund 36 North New York Avenue Huntington, NY 11743 Year of Birth: 1951	President	Since July 2018	Director of Investments, AlphaCentric Advisors, LLC (2014– present); Director of Investments, Catalyst Capital Advisors LLC (2013 – present); President, Beacon Advisors LLC (1996 – present).
James Celico c/o AlphaCentric Prime Meridian Income Fund 36 North New York Avenue Huntington, NY 11743 Year of Birth: 1970	Vice President	Since July 2018	Chief Operating Officer, AlphaCentric Advisors LLC (3/2019 – present); Senior Advisor, Cambridge Associates (2016 – present); Senior Advisor, Kudu Investment Management (2015 – 2016); Managing Director, F-Squared Investments (2011 – 2015).
Peter Lowden 200 South Virginia Street Reno, NV 89501 Year of Birth: 1966	Treasurer	Since July 2018	Managing Director and Co-Portfolio Manager, Prime Meridian Capital Management, LLC (2015 – present); Chief Investment Officer, The Enrichment Group (2011 – 2015).
Shun Yin Ho 2020 E. Financial Way, Suite 100 Glendora, CA 91741 Year of Birth: 1980	Assistant Treasurer	Since September 2019	Assistant Vice President, U.S. Bancorp Fund Services, LLC (2020 – present); Compliance Officer, U.S. Bancorp Fund Services, LLC (2015 – 2020).
Frederick J. Schmidt c/o AlphaCentric Prime Meridian Income Fund 36 North New York Avenue Huntington, NY 11743 Year of Birth: 1959	Chief Compliance Officer	Since July 2018	Director, MFund Services LLC since 5/2015; Director & Chief Compliance Officer, Citi Fund Services (2010 – 2015); Senior Vice President & Chief Compliance Officer, Citi Fund Services (2004 – 2010).
Jennifer A. Bailey c/o AlphaCentric Prime Meridian Income Fund 36 North New York Avenue Huntington, NY 11743 Year of Birth: 1968	Secretary	Since July 2018	Director of Legal Services, MFund Services LLC (2/2012 –present).

***	Officers do not receive any compensation from the Fund and serve indefinitely.

AlphaCentric Prime Meridian Income Fund
ADDITIONAL INFORMATION (continued) (Unaudited)

Repurchase Offers

As noted above, the Fund operates as an interval fund pursuant to Rule 23c-3 under the 1940 Act and, as such, has adopted a fundamental policy that it will make quarterly repurchase offers for no less than for 5% of the Fund’s shares outstanding at net asset value (“NAV”) less any repurchase fee, unless suspended or postponed in accordance with regulatory requirements, and each repurchase pricing shall occur no later than the 14th day after the Repurchase Request Deadline (as defined below), or the next business day if the 14th is not a business day (each such pricing date, a “Repurchase Pricing Date”). There is no guarantee that shareholders will be able to sell all of the shares they desire to sell in a quarterly repurchase offer. Liquidity will be provided to shareholders only through the Fund’s quarterly repurchases. Shareholders will be notified in writing of each quarterly repurchase offer and the date the repurchase offer ends (the “Repurchase Request Deadline”).

During the period from the Fund’s inception (December 31, 2019) through September 30, 2020, the Fund completed two repurchase offers. In each offer, the Fund offered to repurchase up to 5% of the number of its outstanding shares as of the applicable Repurchase Pricing Date. The results of the repurchase offers are as follows:

Commencement Date	June 2, 2020	September 1, 2020
Repurchase Request Deadline	June 26, 2020	September 25, 2020
Repurchase Pricing Date	July 10, 2020	October 9, 2020
Repurchase Offer Amount	5%	5%
Shares Tendered	0	0
Amount Tendered	$0.00	$0.00
Shares Repurchased	0	0
Amount Repurchased	$0.00	$0.00

Proxy Voting Policy

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-888-910-0412 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Portfolio Holdings

The Fund files a complete schedule of portfolio holdings for its first and third fiscal quarters with the SEC on Part F of Form N-PORT. Part F of Form N-PORT is available on the SEC’s website at http://www.sec.gov. The information on Part F of Form N-PORT is available without charge, upon request, by calling 1-888-910-0412.

Investment Advisor

AlphaCentric Advisors LLC
53 Palmeras Street, Suite 601
San Juan, PR 00901

Independent Registered Public Accounting Firm

Deloitte & Touche LLP
555 Mission Street,
San Francisco, CA 94105

Legal Counsel

Stradley Ronon Stevens & Young, LLP
2005 Market Street, Suite 2600
Philadelphia, PA 19103

Custodians

Millennium Trust Company
2001 Spring Road, Suite 700
Oak Brook, IL 60523

U.S. Bank, National Association
1555 North RiverCenter Drive, Suite 302
Milwaukee, WI 53212

Distributor

Foreside Fund Services, LLC
3 Canal Plaza, Suite 100
Portland, ME 04101

Fund Administrator and Transfer Agent

U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any substantive amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees (“Board”) has determined that the registrant does not have an audit committee financial expert. The Board has concluded that the audit committee members, as a group, are sufficiently experienced in matters related to financial reporting to perform the functions necessary under the Audit Committee Charter.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees. The aggregate fees billed for the fiscal period for professional services rendered by the registrant’s principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements are as follows:

Fiscal period from 12/31/2019 (inception date) to 9/30/2020: $73,500

(b) Audit-Related Fees. There were no fees billed in the fiscal period for assurances and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this item.

Fiscal period from 12/31/2019 (inception date) to 9/30/2020: $0

(c) Tax Fees. The aggregate fees billed or expected to be billed for the fiscal period for professional services rendered by the principal accountant for tax compliance are as follows:

Fiscal period from 12/31/2019 (inception date) to 9/30/2020: $6,000

(d) All Other Fees. The aggregate fees billed for the fiscal period for professional services rendered by the principal accountant related to the registrant’s Form N-2/A filing and issuance of related consent letter are as follows:

Fiscal period from 12/31/2019 (inception date) to 9/30/2020: $2,500

(e)(1) The audit committee does not have pre-approval policies and procedures. Instead, the audit committee approves on a case-by-case basis each audit or non-audit service before the principal accountant is engaged by the registrant.

(e)(2) There were no services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable. The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal period that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was zero percent (0%).

(g) All non-audit fees billed by the registrant’s principal accountant for services rendered to the registrant for the fiscal period ended September 30, 2020, are disclosed in (b)-(d) above. There were no audit or non-audit services performed by the registrant’s principal accountant for the registrant’s advisor.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrant who is not a listed issuer (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)

AlphaCentric Prime Meridian Income Fund
SCHEDULE OF INVESTMENTS
September 30, 2020
	Platform	Original Acquisition Date	Principal Amount	Cost	Fair Value
WHOLE LOANS - 37.4%
Consumer Loans - 37.4% (a)
163208217, 30.99%, 01/16/23	LendingClub	01/30/20	$ 3,568	$ 3,568	$ 3,432
163883960, 20.87%, 01/17/23	LendingClub	01/30/20	15,918	15,918	15,202
164014273, 26.99%, 01/17/23	LendingClub	01/30/20	9,843	9,843	9,305
164149433, 26.99%, 01/15/25	LendingClub	01/30/20	24,000	24,000	21,961
164176192, 29.96%, 01/17/23	LendingClub	01/30/20	4,237	4,237	4,073
164233307, 30.99%, 01/13/23	LendingClub	01/30/20	21,239	21,239	20,505
164330418, 18.17%, 01/17/25	LendingClub	01/30/20	13,691	13,691	13,208
164363032, 29.41%, 01/16/23	LendingClub	01/30/20	10,156	10,156	9,766
164446126, 30.99%, 01/13/23	LendingClub	01/30/20	6,769	6,769	6,592
164453124, 21.59%, 01/15/23	LendingClub	01/30/20	996	996	951
164454862, 23.31%, 01/14/23	LendingClub	01/30/20	8,334	8,334	7,968
164549323, 25.21%, 01/14/23	LendingClub	01/30/20	5,059	5,059	4,820
164570836, 23.31%, 01/13/25	LendingClub	01/30/20	9,727	9,727	8,484
164606713, 22.33%, 01/14/23	LendingClub	01/30/20	8,376	8,376	8,048
164614523, 30.99%, 01/16/23	LendingClub	01/30/20	1,699	1,699	1,634
164641464, 19.99%, 01/16/23	LendingClub	01/30/20	2,891	2,891	2,756
164717993, 30.99%, 01/13/23	LendingClub	01/30/20	4,702	4,702	4,784
164723963, 30.99%, 01/13/23	LendingClub	01/30/20	3,292	3,292	3,178
164756845, 21.59%, 01/13/23	LendingClub	01/30/20	8,297	8,297	7,932
164764010, 30.99%, 01/13/23	LendingClub	01/30/20	4,248	4,248	4,101
164769043, 25.21%, 01/14/23	LendingClub	01/30/20	2,743	2,743	2,585
164779421, 28.55%, 01/13/23	LendingClub	01/30/20	6,937	6,937	6,609
164791937, 29.41%, 01/14/25	LendingClub	01/30/20	24,813	24,813	24,318
164816238, 30.99%, 01/13/23	LendingClub	01/30/20	24,285	24,285	24,891
164816754, 26.19%, 01/13/23	LendingClub	01/30/20	2,855	2,855	2,708
164817259, 23.31%, 01/16/23 (b)	LendingClub	01/30/20	4,503	4,503	138
164848741, 30.99%, 01/14/23	LendingClub	01/30/20	5,097	5,097	4,918
164851272, 30.99%, 01/22/23 (b)	LendingClub	01/30/20	13,001	13,001	-123
164851627, 30.99%, 01/13/23	LendingClub	01/30/20	8,173	8,173	7,874
164871738, 21.59%, 01/14/23	LendingClub	01/30/20	3,734	3,734	3,568
164873178, 30.99%, 01/16/23	LendingClub	01/30/20	2,719	2,719	2,615
164896304, 27.96%, 01/15/23	LendingClub	01/30/20	1,261	1,261	1,194
164901199, 26.19%, 01/15/23	LendingClub	01/30/20	12,972	12,972	12,274
164910862, 27.96%, 01/15/23	LendingClub	01/30/20	2,551	2,551	2,419
164916212, 30.99%, 01/15/23	LendingClub	01/30/20	5,950	5,950	5,717
164947338, 30.99%, 01/15/23	LendingClub	01/30/20	2,846	2,846	2,744
164947800, 30.99%, 01/15/23	LendingClub	01/30/20	2,697	2,697	2,601
164951573, 21.59%, 01/15/23	LendingClub	01/30/20	1,659	1,659	1,585
164952374, 26.19%, 01/15/23	LendingClub	01/30/20	8,396	8,396	7,958
164965781, 30.99%, 01/15/23 (b)	LendingClub	01/30/20	7,095	7,095	916
164970563, 20.87%, 01/15/23	LendingClub	01/30/20	5,755	5,755	5,127
164973244, 26.99%, 01/17/23	LendingClub	01/30/20	16,616	16,616	15,718
164985845, 30.99%, 01/16/23	LendingClub	01/30/20	13,051	13,051	13,471
164992043, 29.67%, 01/16/23	LendingClub	01/30/20	4,234	4,234	4,072
164993830, 17.29%, 01/16/23	LendingClub	01/30/20	2,460	2,460	2,391
165027782, 30.99%, 01/17/23	LendingClub	01/30/20	4,248	4,248	4,083
165055308, 29.96%, 01/17/23	LendingClub	01/30/20	4,271	4,271	4,112
165058585, 30.99%, 01/17/23	LendingClub	01/30/20	14,140	14,140	14,302
165289957, 30.99%, 01/21/23	LendingClub	01/30/20	5,947	5,947	5,715

165329681, 21.59%, 01/22/23	LendingClub	01/30/20	12,449	12,449	11,882
165348300, 19.99%, 01/22/23	LendingClub	01/30/20	6,716	6,716	6,011
165446373, 17.29%, 01/24/23	LendingClub	01/30/20	6,108	6,108	5,906
150924863, 17.97%, 05/03/24	LendingClub	01/16/20	13,870	12,478	11,388
151832216, 13.90%, 05/17/24 (b)	LendingClub	01/16/20	23,519	21,634	3,627
155843196, 15.24%, 07/26/24	LendingClub	01/16/20	17,296	16,530	13,495
160708165, 16.12%, 11/15/24	LendingClub	02/19/20	13,255	12,460	12,281
161440596, 18.62%, 11/07/22	LendingClub	02/26/20	3,921	3,548	3,651
161523634, 17.74%, 11/08/22	LendingClub	03/04/20	10,821	10,212	10,187
161565701, 18.62%, 11/08/24	LendingClub	02/19/20	9,794	8,962	8,853
161657418, 18.62%, 11/12/24	LendingClub	02/19/20	13,356	12,355	12,087
161704640, 18.62%, 11/12/24	LendingClub	02/20/20	17,808	16,295	16,116
161741565, 16.95%, 11/15/24	LendingClub	02/19/20	17,719	16,744	16,419
161894133, 15.24%, 11/14/22	LendingClub	03/04/20	3,398	3,194	3,288
161908462, 17.74%, 11/15/24	LendingClub	02/19/20	13,321	12,522	12,346
163119812, 16.95%, 12/13/24	LendingClub	01/16/20	14,325	13,807	13,284
163795041, 12.40%, 01/23/25	LendingClub	02/24/20	6,150	5,935	5,813
163899498, 11.71%, 12/31/22	LendingClub	01/16/20	3,907	3,782	3,728
164519373, 7.56%, 01/28/23	LendingClub	05/22/20	9,563	8,893	9,309
164775194, 11.02%, 01/28/25	LendingClub	02/19/20	17,923	17,251	16,813
164938162, 14.30%, 01/28/25	LendingClub	02/13/20	11,119	10,647	10,324
164949038, 20.55%, 01/21/23	LendingClub	07/24/20	13,606	11,770	12,703
165030896, 16.12%, 01/28/25	LendingClub	02/13/20	66	63	66
165204262, 25.65%, 01/28/23	LendingClub	07/24/20	5,031	4,226	4,685
165272177, 11.02%, 01/28/25	LendingClub	02/13/20	9,326	9,011	8,763
165285975, 28.80%, 02/04/25	LendingClub	02/19/20	14,022	13,093	12,990
165287847, 11.71%, 01/30/23	LendingClub	07/24/20	10,510	9,354	10,062
165469407, 10.33%, 01/28/25	LendingClub	02/14/20	12,589	12,149	11,808
165585249, 17.74%, 01/27/23	LendingClub	07/24/20	2,466	2,170	2,334
165594779, 10.33%, 01/28/25	LendingClub	02/18/20	11,789	11,377	8,488
165603303, 20.55%, 02/04/25	LendingClub	02/14/20	3,307	3,113	3,082
165621706, 10.33%, 01/28/25	LendingClub	02/19/20	764	736	761
165708112, 8.19%, 01/27/23	LendingClub	07/28/20	8,631	7,768	8,407
165751196, 6.46%, 02/03/23	LendingClub	03/05/20	5,184	4,977	5,061
165836606, 20.55%, 01/31/25	LendingClub	02/14/20	9,172	8,633	8,340
165836621, 8.81%, 02/04/23	LendingClub	05/04/20	14,889	13,698	14,502
165876958, 8.19%, 02/28/23	LendingClub	06/15/20	9,891	8,951	9,630
165954224, 17.74%, 02/03/23	LendingClub	07/24/20	3,989	3,530	3,759
166432834, 23.05%, 02/11/23	LendingClub	09/02/20	10,340	8,996	9,621
166595031, 17.74%, 02/12/23	LendingClub	07/24/20	1,689	1,529	1,592
166633377, 13.08%, 02/27/23	LendingClub	09/09/20	8,833	6,934	8,448
166645557, 17.74%, 02/14/23	LendingClub	03/05/20	12,669	11,877	11,944
166959518, 20.55%, 02/25/23	LendingClub	09/09/20	7,381	5,573	6,916
166986377, 18.62%, 02/20/23	LendingClub	09/02/20	3,685	2,727	3,456
167000582, 23.05%, 02/20/23	LendingClub	09/09/20	7,024	5,654	6,587
167094451, 14.30%, 02/24/23	LendingClub	07/28/20	8,003	7,062	7,631
167105159, 11.71%, 02/24/23	LendingClub	07/24/20	5,461	4,778	5,215
167190347, 13.08%, 02/24/23	LendingClub	07/27/20	3,323	3,057	3,175
167258723, 6.46%, 02/25/23	LendingClub	07/24/20	3,670	3,413	3,579
167369199, 25.65%, 02/26/23	LendingClub	07/24/20	6,188	5,213	5,794
167374459, 15.24%, 02/26/23	LendingClub	09/02/20	1,259	1,133	1,190
167395749, 8.81%, 03/13/23	LendingClub	06/12/20	3,404	3,166	3,313
167440004, 8.81%, 02/27/23	LendingClub	07/27/20	2,064	1,920	2,010
167444034, 17.74%, 02/28/23	LendingClub	09/09/20	12,327	10,786	11,806
167446750, 8.19%, 03/04/23	LendingClub	09/09/20	6,856	4,782	6,678

167447112, 6.46%, 02/27/23	LendingClub	09/09/20	8,414	6,647	8,213
167459197, 7.02%, 02/27/23	LendingClub	06/12/20	5,751	5,234	5,599
167464521, 11.71%, 02/27/23	LendingClub	09/02/20	12,479	11,169	11,914
167494291, 7.02%, 02/28/23	LendingClub	06/12/20	4,930	4,585	4,800
167494635, 7.02%, 03/09/23	LendingClub	06/12/20	11,716	10,661	11,403
167503134, 8.19%, 02/28/23	LendingClub	09/24/20	6,222	5,942	5,870
167523901, 16.95%, 03/09/23	LendingClub	09/02/20	5,198	4,600	4,898
167535249, 7.56%, 02/28/23	LendingClub	09/02/20	5,534	5,063	5,387
167669367, 17.74%, 03/03/23	LendingClub	07/24/20	17,169	15,108	16,162
167750772, 16.95%, 03/04/23	LendingClub	09/22/20	2,351	1,681	1,695
167769472, 10.33%, 03/04/23	LendingClub	09/25/20	8,540	8,198	8,021
167857537, 8.81%, 03/09/23	LendingClub	06/12/20	6,111	5,683	5,985
167903543, 7.02%, 03/06/23	LendingClub	06/15/20	4,238	3,835	4,123
167918460, 7.56%, 03/06/23	LendingClub	09/30/20	14,130	13,635	13,635
167924944, 16.95%, 04/14/23	LendingClub	07/28/20	6,137	5,738	5,800
167943866, 8.19%, 03/09/23	LendingClub	06/29/20	2,055	1,911	2,001
168011340, 8.19%, 03/09/23	LendingClub	06/15/20	4,441	4,019	4,321
168119696, 10.33%, 03/10/23	LendingClub	07/24/20	1,768	1,534	1,711
168129697, 10.33%, 03/10/23	LendingClub	09/09/20	5,520	4,278	5,285
168130519, 13.08%, 03/10/23	LendingClub	07/24/20	3,025	2,760	2,892
168173979, 15.24%, 03/13/23	LendingClub	09/28/20	14,031	10,313	10,328
168183156, 7.56%, 03/11/23	LendingClub	06/12/20	5,346	4,972	5,202
168200504, 6.46%, 03/13/23	LendingClub	06/12/20	8,055	7,492	7,846
168254213, 15.24%, 03/13/23	LendingClub	09/22/20	13,914	10,157	10,164
168303877, 11.02%, 03/13/23	LendingClub	09/22/20	3,494	2,525	2,526
168306633, 8.81%, 03/16/23	LendingClub	06/15/20	8,395	7,766	8,173
168345597, 14.30%, 03/17/23	LendingClub	07/28/20	3,443	3,047	3,249
168365641, 8.81%, 03/16/23	LendingClub	07/24/20	8,511	7,915	8,282
168373608, 17.74%, 03/27/23	LendingClub	09/02/20	8,603	6,323	8,234
168429535, 17.74%, 03/17/23	LendingClub	09/25/20	24,000	17,520	17,875
168556628, 23.05%, 03/19/23	LendingClub	07/27/20	2,640	2,138	2,461
168569235, 25.65%, 03/20/23	LendingClub	09/25/20	19,209	14,406	14,245
Total Whole Loans				1,044,647	1,004,704

BRIDGE LOANS - 38.1%
Real Estate Loans - 38.1% (a)(c)
184333436, 9.00%, 01/01/21	Patch of Land	01/02/20	25,000	25,000	24,796
184333601, 9.00%, 02/01/21	Patch of Land	01/16/20	24,268	24,268	24,073
184333602, 9.00%, 01/01/21	Patch of Land	01/16/20	25,000	25,000	24,799
184333760, 9.00%, 02/01/21	Patch of Land	01/27/20	25,000	25,000	24,801
184333907, 8.75%, 02/01/21	Patch of Land	02/10/20	20,000	20,000	19,854
184333908, 9.00%, 02/01/21	Patch of Land	02/10/20	15,000	15,000	14,886
184333923, 8.50%, 01/01/21	Patch of Land	02/11/20	25,000	25,000	24,825
184333924, 9.20%, 02/01/21	Patch of Land	02/11/20	25,000	25,000	24,805
184333925, 9.00%, 02/01/21	Patch of Land	02/11/20	25,000	25,000	24,810
184333926, 9.20%, 02/01/21	Patch of Land	02/11/20	25,000	25,000	24,368
184333928, 9.00%, 03/01/21	Patch of Land	02/11/20	25,000	25,000	24,810
184333968, 9.20%, 02/01/21	Patch of Land	02/14/20	25,000	25,000	24,369
184334008, 7.50%, 03/01/21	Patch of Land	02/24/20	30,000	30,000	29,827
184334020, 8.00%, 03/01/21	Patch of Land	02/27/20	30,000	30,000	29,810
184334313, 11.00%, 12/01/20	Patch of Land	05/05/20	10,298	10,298	10,290
184334317, 12.00%, 01/01/21	Patch of Land	05/07/20	30,000	30,000	29,953
184334431, 10.50%, 04/01/21	Patch of Land	05/26/20	9,000	9,000	9,003
184334436, 10.50%, 12/01/20	Patch of Land	05/27/20	9,000	9,000	8,735
184334463, 10.50%, 12/01/20	Patch of Land	06/03/20	15,000	15,000	15,012
184334521, 10.25%, 12/01/20	Patch of Land	06/19/20	10,300	10,300	10,316
184334690, 10.50%, 12/01/20	Patch of Land	07/15/20	25,000	25,000	25,062
184334730, 9.50%, 09/01/21	Patch of Land	08/06/20	18,612	18,612	18,686

184334731, 9.30%, 10/01/21	Patch of Land	08/06/20	10,595	10,595	10,638
17391, 10.00%, 02/28/21	Sharestates	01/02/20	20,000	20,000	19,828
17392, 10.00%, 03/31/21	Sharestates	01/02/20	19,000	19,000	18,843
17405, 8.75%, 12/31/20	Sharestates	01/02/20	25,000	25,000	24,784
17406, 11.00%, 03/31/21	Sharestates	01/02/20	25,000	25,000	24,765
17407, 10.00%, 02/28/21	Sharestates	01/02/20	21,902	21,902	21,709
17408, 10.00%, 10/31/20	Sharestates	01/02/20	25,000	25,000	24,726
17409, 10.00%, 12/28/21 (b)	Sharestates	01/02/20	25,000	25,000	24,573
17462, 10.50%, 02/28/21	Sharestates	01/16/20	30,000	30,000	29,886
17463, 9.00%, 02/28/21	Sharestates	01/16/20	28,000	28,000	27,791
17539, 9.50%, 05/31/21	Sharestates	01/27/20	24,000	24,000	23,847
17920, 8.00%, 12/31/20	Sharestates	02/11/20	25,000	25,000	24,819
17921, 9.00%, 01/31/21	Sharestates	02/11/20	25,000	25,000	24,795
17922, 9.00%, 12/31/20	Sharestates	02/11/20	25,000	25,000	24,787
17923, 8.50%, 12/31/20	Sharestates	02/11/20	25,000	25,000	24,804
17924, 7.70%, 02/28/21	Sharestates	02/11/20	25,000	25,000	24,844
18046, 10.00%, 10/31/20 (b)	Sharestates	02/21/20	30,000	30,000	27,032
18070, 8.75%, 10/31/20	Sharestates	02/24/20	30,000	30,000	29,732
18161, 8.00%, 02/28/21	Sharestates	02/27/20	19,000	19,000	18,882
18705, 9.00%, 10/31/20	Sharestates	06/08/20	25,000	25,000	24,842
18773, 9.00%, 11/30/20	Sharestates	07/01/20	25,000	25,000	24,885
18833, 8.75%, 08/31/21 (b)	Sharestates	07/17/20	25,000	25,000	24,593
19048, 9.25%, 03/31/21	Sharestates	09/28/20	30,000	30,000	30,219
Total Bridge Loans				1,033,975	1,023,514

OTHER LOAN INVESTMENTS - 11.4%
Private Investment Funds - 11.4%
Invest in America Credit Fund 1, LLC,
Series PM Class B Member, 10.50% (a)(d)(e)	MoneyLion	09/30/20	50,000	50,000	50,000
Invest in America Credit Fund 1, LLC,
Series PM Class B Member, 11.50% (a)(d)(f)	MoneyLion	02/14/20	250,000	250,000	255,000
Total Other Loan Investments				300,000	305,000

Total Investments - 86.9%				2,378,622	2,333,218

Other Assets in Excess of Liabilities - 13.1%					351,042

TOTAL NET ASSETS - 100.0%					$2,684,260

(a) Fair valued by a third party pricing service using unobservable inputs and subject to review by AlphaCentric Advisors LLC (the "Advisor") pursuant to policies approved by the Board of Trustees of the Fund.
(b) Past-due loan.
(c) Short-term loans backed by single-family, multi-family and commercial properties.
(d) Underlying holdings are comprised of consumer loans.
(e) The investment has a one-year lock-up period expiring on October 1, 2021, after which the Fund may redeem its investment by submitting a redemption request in accordance with Invest in America Credit Fund 1, LLC’s redemption request procedures.
(f) The investment has a 2-year lock-up period expiring on February 14, 2022, after which the Fund may redeem its investment by submitting a redemption request in accordance with Invest in America Credit Fund 1, LLC’s redemption request procedures.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ON DETAILED SCHEDULE OF INVESTMENTS

To the Shareholders and the Board of Trustees of AlphaCentric Prime Meridian Income Fund:

Opinion on the Schedule of Investments

We have audited the accompanying schedule of investments of AlphaCentric Prime Meridian Income Fund (the “Fund”), as of September 30, 2020, and the related notes (the “schedule”) (included in Item 6 of this Form N-CSR). In our opinion, the schedule presents fairly, in all material respects, the investments in securities of the Fund as of September 30, 2020, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

The schedule is the responsibility of the Fund’s management. Our responsibility is to express an opinion on the schedule based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the schedule is free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the schedule, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the schedule. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the schedule. We believe that our audit provides a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

San Francisco, CA
November 27, 2020

We have served as the auditor of the Fund since 2019.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Board has adopted Proxy Voting Policies and Procedures (“Policies”) on behalf of the AlphaCentric Prime Meridian Income Fund (“Fund”), which delegate the responsibility for voting proxies to the AlphaCentric Advisors LLC (“Advisor”) or its designee, subject to the Board’s continuing oversight. The Policies require that the Advisor or its designee vote proxies received in a manner consistent with the best interests of the Fund and shareholders. The Advisor has delegated proxy voting duties to the Prime Meridian Capital Management, LLC (“Prime Meridian” or “Sub-Advisor”).

Sub-Advisor Proxy Voting Policies and Procedures

The SEC has adopted Rule 206(4)-6 under the Investment Advisers Act. Under this rule, registered investment advisers that exercise voting authority over securities held in client portfolios are required to implement proxy voting policies and describe those policies to their clients.

The Company provides investment advisory services to investment funds and may invest the assets of these funds in securities issued by public and private issuers. When applicable, the Company has delegated authority to vote proxies relating to such securities on behalf of the Funds it manages.

The Company’s Investment Committee is responsible for making all proxy voting decisions in accordance with these proxy voting policy and procedures (the "Policy"). These decisions may be delegated to one or more portfolio managers. The Investment Committee will designate the individual responsible for the actual voting of proxies in a timely manner.

An important element of the Policy is that, while voting on all proxies should be considered, voting on every proxy or all issues presented in a given proxy is not required by the Policy, unless refraining from such a vote would be inconsistent with the economic best interests of the Funds and accounts. Some issues presented for a vote of security holders may not be relevant to the voting objectives of the Policy, or it may not be reasonably possible to ascertain what effect, if any, a vote on a given issue may have on the value of an investment.

The Policy attempts to generalize a complex subject. The Company may, from time to time, determine that it is in the best interests of its clients to depart from specific policies described herein. The rationale for any such departure will be memorialized in writing by the Investment Committee or the CCO.

General Policy

The general policy is to vote proxy proposals, amendments, consents or resolutions relating to client securities, including interests in investment funds, if any (collectively, "proxies"), in a manner that serves the best interests of the Funds managed by the Company, as determined by the Company in its discretion, and taking into account relevant factors, including, but not limited to:

• the impact on the value of the securities;

• the anticipated costs and benefits associated with the proposal;

• the effect on liquidity; and

• customary industry and business practices.

Specific Voting Policies

Routine Matters

Routine matters are typically proposed by Management (as defined below) of a company and meet the following criteria: (i) they do not measurably change the structure, management, control or operation of the company; (ii) they do not measurably change the terms of, or fees or expenses associated with, an investment in the company; and (iii) they are consistent with customary industry standards and practices, as well as the laws of the state of incorporation applicable to the company.

For routine matters, when a determination has been made to vote a proxy, the Company will vote in accordance with the recommendation of the company's management, directors, general partners, managing members or trustees

(collectively, the "Management"), as applicable, unless, in the Company's opinion, such recommendation is not in the best interests of the investing Funds or accounts.

Non-Routine Matters

Non-routine matters involve a variety of issues and may be proposed by a company's Management or beneficial owners (i.e., shareholders, members, partners, etc. (collectively, the "Owners"). Non-routine proxies may involve one or more of the following: (i) a measurable change in the structure, management, control or operation of the company; (ii) a measurable change in the terms of, or fees or expenses associated with, an investment in the company; or (iii) a change that is inconsistent with industry standards and/or the laws of the state of incorporation applicable to the company.

1. Board Members

a.	Term Limits. The Company will generally vote for proposals to require a reasonable retirement age (e.g., 72) for Board members, and will vote on a case-by-case basis on proposals to attempt to limit tenure.
b.	Replacement. The Company will generally vote against proposals that make it more difficult to replace Board members, including proposals:
•	to stagger the Board;
•	to overweight Management representation on the Board;
•	to introduce cumulative voting (cumulative voting allows the Owners to "stack" votes behind one or a few individuals for a position on the Board, thereby giving minority Owners a greater chance of electing the Board member(s));
•	to introduce unequal voting rights;
•	to create supermajority voting; or
•	to establish pre-emptive rights.
c.	Liability and Indemnification. In order to promote accountability, the Company will generally vote against proposals to limit the personal liability of Board members for any breach of fiduciary duty or failure to act in good faith.
d.	Ownership Issues. The Company will generally vote for proposals that require Management to own a minimum interest in the company. The purpose of this policy is to encourage the alignment of Management's interests with the interests of the company's Owners. However, the Company will generally vote against proposals for stock options or other compensation that grant an ownership interest for Management if such proposals offer greater than 15% of the outstanding securities of a company because such options may dilute the voting rights of other Owners of the company.

2. Compensation, Fees and Expenses

In general, the Company will vote against proposals to increase compensation, fees or expenses to be paid to the company's Owners, unless the Company determines that the benefits resulting to the company and its Owners justifies the increased compensation, fees or expenses.

3. Voting Rights

The Company will generally vote against proposals:

•	to introduce unequal voting or dividend rights among the classes;
•	to change the amendment provisions of a company's charter documents by removing Owner approval requirements;
•	to require supermajority (⅔) approval for votes rather than a simple majority (½);
•	to restrict the Owners' right to act by written consent; or
•	to restrict the Owners' right to call meetings, propose amendments to the articles of incorporation or other governing documents of the company or nominate Board members.

The Company will generally vote for proposals that eliminate any of the foregoing rights or requirements.

4. Takeover Defenses and Related Actions

The Company will generally vote against any proposal to create any plan or procedure designed primarily to discourage a takeover or other similar action, including "poison pills". Examples of "poison pills" include:

•	large increases in the amount of stock authorized but not issued;
•	blank check preferred stock (stock with a fixed dividend and a preferential claim on company assets relative to common shares, the terms of which are set by the Board at a future date without further action by the Owners);
•	compensation that would act to reward Management as a result of a takeover attempt, whether successful or not, such as revaluing purchase price of stock options, or "golden parachutes";
•	fixed price amendments that require a certain price to be offered to all Owners based on a fixed formula; and
•	greenmail provisions that allow a company to make payments to a bidder in order to persuade the bidder to abandon its takeover plans.

The Company will generally vote for proposals that eliminate any of the foregoing rights or requirements, as well as proposals to:

•	require that golden parachutes or golden handcuffs be submitted for ratification by the Owners; and
•	to opt out of state anti-takeover laws deemed by the Company to be detrimental.

The Company will generally vote on a case-by-case basis regarding other proposals that may be used to prevent takeovers, such as the establishment of employee stock purchase or ownership plans.

5. Reincorporation

The Company will generally vote for a change in the state of incorporation if the change is for valid business reasons (such as reincorporating in the same state as the headquarters of any controlling company).

6. Debt Issuance and Pledging of Assets for Debt

The Company will generally vote proxies relating to the issuance of debt, the pledging of assets for debt, and an increase in borrowing powers on a case-by-case basis, taking into consideration relevant factors, including, for example:

•	the potential increase in the company's outstanding interests or shares, if any (e.g., convertible bonds); and
•	the potential increase in the company's capital, if any, over the current outstanding capital.

7. Mergers or Acquisitions

The Company will vote proxies relating to mergers or acquisitions on a case-by-case basis, but will generally vote for any proposals that the Company believes will offer fair value to its clients.

8. Termination or Liquidation of the Company

The Company will vote proxies relating to the termination or liquidation of a company on a case-by-case basis, taking into consideration one or more of the following factors:

•	terms of liquidation;
•	past performance of the company; and
•	strategies employed to save the company.

9. Social & Environmental Issues and Corporate Responsibility

The Company will vote proxies relating to social and environmental issues on a case-by-case basis, but will generally vote for any proposals that will reduce discrimination, improve protections to minorities and disadvantaged classes, and increase conservation of resources and wildlife.

The Company will generally vote against any proposals that place arbitrary restrictions on the company's ability to invest, market, enter into contractual arrangements or conduct other activities. The Company will also generally vote against proposals:

•	to bar or restrict charitable contributions; or
•	to limit corporate political activities.

10. All Other Matters

All other decisions regarding proxies will be determined on a case-by-case basis taking into account the general policy, as set forth above.

Abstaining from Voting or Affirmatively Not Voting

In certain circumstances, the Company will abstain from voting (which generally requires submission of a proxy voting card) or affirmatively decide not to vote if the Company determines that abstaining or not voting is in the best interests of the Fund or account. In making such a determination, the Company will consider various factors, including, but not limited to:

1.	the relative costs and benefits associated with exercising the proxy;
2.	any legal restrictions on trading resulting from the exercise of a proxy;
3.	whether the Company has sold the underlying securities since the record date for the proxy;
4.	the relationship between the voting issue and the enhancement or preservation of an investment’s value; and
5.	whether the objectives of the Policy are more or less likely to be realized by voting a security.

The Company will not abstain from voting or affirmatively decide not to vote merely to avoid a conflict of interest.

Conflicts of Interest

At times, conflicts may arise between the interests of the investing Funds or accounts, on the one hand, and the interests of the Company or its affiliates, on the other hand. If the Company determines that it has, or may be perceived to have, a conflict of interest when voting a proxy, the Company will address matters involving such conflicts of interest as follows:

1.	If a proposal is addressed by the specific policies herein, the Company will vote in accordance with such policies;
2.	If the Company believes it is in the best interest of the investing Funds or accounts to depart from the specific policies provided for herein, the Company will be subject to the requirements of C or D below, as applicable;
3.	If the proxy proposal is (a) not addressed by the specific policies or (b) requires a case-by-case determination by the Company, the Company may vote such proxy as it determines to be in the best interest of the investing Funds or accounts, without taking any action described in D below, provided that such vote would be against the Company's own interest in the matter (i.e., against the perceived or actual conflict). The Company will memorialize the rationale of such vote in writing; and
4.	If the proxy proposal is (a) not addressed by the specific policies or (2) requires a case-by-case determination by the Company, and the Company believes it should vote in a way that may also benefit, or be perceived to benefit, its own interest, then the Company must take one of the following actions in voting such proxy: (a) delegate the voting decision for such proxy proposal to an independent third party; (b) delegate the voting decision to an independent committee of partners, members, directors or other representatives of the Funds or accounts, as applicable; (c) inform the investors in the investing Funds of the conflict of interest and obtain majority consent to vote the proxy as recommended by the Company; or (d) obtain approval of the decision from the Company’s CCO and third party Legal Advisors.

Procedures for the Proxies

The Investment Committee will be responsible for determining whether the Company will exercise its authority to vote a proxy and whether each proxy is for a “routine” matter or not, as described above. When a determination has been made to vote a proxy, all proxies identified as “routine” will be voted in accordance of the Policies. Any proxies that are not clearly “routine” will be submitted to the Investment Committee, which will determine how to vote each such proxy by applying the Policies.

In the event the Company determines that the investing Funds should rely on the advice of an independent third party or a committee regarding the voting of a proxy, the Company will submit the proxy to such third party or committee for a decision.

Record of Proxy Voting

The CCO, or their designee, will maintain, or have available, written or electronic copies of each proxy statement received and of each executed proxy.

The CCO, or their designee, will maintain records related to each proxy. The Company will maintain a record of each written request from an investor in a Fund for proxy voting information and the Company’s written response to any request (oral or written) from an investor in a Fund for proxy voting information.

The CCO, or their designee, will maintain such records in its offices for two years from the end of the fiscal year during which the record was created, and for an additional three years in an easily accessible place.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Portfolio Manager

Mr. Davis has been a Principal and Portfolio Manager of Prime Meridian since 2012, and serves as the Fund’s portfolio manager and is primarily responsible for the day-to-day management of the Fund’s portfolio. As a seasoned industry veteran and skilled portfolio manager, Mr. Davis applies his knowledge, conservative management principles, and hands on expertise to the day-to-day management of private funds advised by Prime Meridian. Mr. Davis has also been a principal of Novus Investments, LLC, a boutique alternative investment management firm since 2004, and was previously the #1 ranked futures trader in the U.S. for performance over both a 5 and a 7 year period. Mr. Davis is also a recognized speaker in the marketplace lending institutional investing space featured at: Bloomberg, LendIt, Wall Street Journal, China Credit Conference, American Bankers Association, Forbes, IMN, and LendAcademy.

Compensation of Portfolio Manager

Prime Meridian is paid by the Advisor, not the Fund. The portfolio manager receives a salary plus a bonus based on the profits of Prime Meridian.

Portfolio Manager Ownership of Fund Shares

As of September 30, 2020, Mr. Davis owned Fund shares with a value of $100,001—$500,000.

Conflicts of Interest

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other accounts. The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. The management of multiple funds and accounts also may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his time and investment ideas across multiple funds and accounts.

With respect to securities transactions for the Fund, the Advisor or Sub-Advisor determines which broker to use to execute each order, consistent with the duty to seek best execution of the transaction. The portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by the Fund. Securities selected for funds or accounts other than the Fund may outperform the securities selected for the Fund.

The appearance of a conflict of interest may arise where the Advisor or Sub-Advisor has an incentive, such as a performance-based management fee. The management of personal accounts may give rise to potential conflicts of interest; there is no assurance that the Fund’s code of ethics will adequately address such conflicts. One of the portfolio manager’s numerous responsibilities is to assist in the sale of Fund shares. Because the portfolio manager’s compensation is indirectly linked to the sale of Fund shares, they may have an incentive to devote time to marketing efforts designed to increase sales of Fund shares.

The Fund has adopted a code of ethics that, among other things, permits personal trading by employees under conditions where it has been determined that such trades would not adversely impact client accounts. Nevertheless, the management of personal accounts may give rise to potential conflicts of interest, and there is no assurance that these codes of ethics will adequately address such conflicts.

The Fund may invest in affiliated funds advised by the Advisor. The Advisor is subject to conflicts of interest in allocating a Fund’s assets among the affiliated funds. The Advisor will receive more revenue when it selects an affiliated fund rather than an unaffiliated fund for inclusion in the Fund’s portfolio. This conflict may provide an incentive for the Advisor to invest Fund assets in affiliated funds that perform less well than unaffiliated funds. The Advisor may have an incentive to allocate the Fund’s assets to those affiliated funds for which the net advisory fees payable to the Advisor are higher than the fees payable by other affiliated funds.

The Advisor, Sub-Advisor and the Fund have each adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Other Accounts Managed

As of September 30, 2020, the portfolio manager of the Fund was responsible for the management of the following other accounts (in addition to the Fund):

Portfolio Manager	Registered Investment Companies (other than the Fund)	Registered Investment Companies Subject to Performance- Based Advisory Fees	Other Pooled Investment Vehicles	Other Pooled Investment Vehicles Subject to Performance-Based Advisory Fees	Other Accounts	Other Accounts Subject to Performance- Based Advisory Fees
Don Davis	Number: 0 Assets: $0	Number: 0 Assets: $0	Number: 0 Assets: $0	Number: 6 Assets: $331,883,972	Number: 0 Assets: $0	Number: 0 Assets: $0

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Month #1 04/01/20-04/30/20	0	0	0	0
Month #2 05/01/20-05/31/20	0	0	0	0
Month #3* 06/01/20-06/30/20	0	0	0	0
Month #4 07/01/20-07/31/20	0	0	0	0
Month #5 08/01/20-08/31/20	0	0	0	0
Month #6** 09/01/20-09/30/20	0	0	0	0

*	The Fund issued a repurchase offer on June 2, 2020. The repurchase offer enabled up to 11,146 shares to be redeemed by shareholders. No shares were repurchased or paid out. The repurchase offer expired on June 26, 2020.

**	The Fund issued a repurchase offer on September 1, 2020. The repurchase offer enabled up to 13,560 shares to be redeemed by shareholders. No shares were repurchased or paid out. The repurchase offer expired on September 25, 2020.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)	Based on an evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days prior to the filing date of this Form N-CSR, the registrant’s principal executive officer and principal financial officer have concluded that the disclosure controls and procedures are effective.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

The registrant did not engage in securities lending activities during the fiscal period reported on this Form N-CSR.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2)	A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3)	Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. None.

(4)	Change in the registrant’s independent public accountant. Not Applicable.

(b)   Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AlphaCentric Prime Meridian Income Fund

By:	/s/ George F. Amrhein, Jr.
George F. Amrhein, Jr., President
(Principal Executive Officer)

Date:	12/9/2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ George F. Amrhein, Jr.
George F. Amrhein, Jr., President
(Principal Executive Officer)

Date:	12/9/2020

By:	/s/ Peter Lowden
Peter Lowden, Treasurer
(Principal Financial Officer)

Date:	12/9/2020